UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

CEDAR FAIR, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
One Cedar Point Drive,
Sandusky, Ohio 44870-5259
(Address of principal executive offices) (Zip Code)

(419) 626-0830
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Units (Representing Limited Partner Interests)	FUN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 on Form 8-K/A (the "Amendment") amends the Current Report on Form 8-K of Cedar Fair, L.P. ("the Partnership"), as initially filed with the Securities and Exchange Commission on May 19, 2021 (the "Original Form 8-K"). The Original Form 8-K reported the final voting results of the Partnership's annual meeting of unitholders held on May 19, 2021 (the "2021 Annual Meeting"). The purpose of this Amendment is to correct the final voting results to reflect 1,003 votes "For" each of the nominees and proposal 2, which were previously reported as "Broker Non-Votes", and to reflect 1,004 votes "For" proposal 3, of which 1,003 votes were previously reported as "Broker Non-Votes" and one vote was previously reported as "Abstain". Item 5.07 has been revised accordingly in this Amendment. No other changes have been made to the Original Form 8-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 19, 2021, Cedar Fair, L.P. (the "Company") held its annual meeting of unitholders (the "2021 Annual Meeting") virtually via live webcast to consider and vote upon three proposals submitted by the Board of Directors of Cedar Fair Management, Inc., the general partner of the Company.

The final voting results, which were certified by the inspector of election at the 2021 Annual Meeting, were as follows (56,828,237 units outstanding and entitled to vote as of the record date of the 2021 Annual Meeting):

1.To elect Daniel J. Hanrahan, Lauri M. Shanahan, and Debra Smithart-Oglesby as Class II Directors of the general partner for a three-year term expiring in 2024.

Nominee	For	Withhold	Broker Non-Votes
Daniel J. Hanrahan	21,336,972	678,763	34,812,502
Lauri M. Shanahan	20,987,855	1,027,880	34,812,502
Debra Smithart-Oglesby	21,237,327	778,408	34,812,502

2.To confirm the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm.

For	Against	Abstain	Broker Non-Votes
39,277,784	145,957	202,679	17,201,817

3.To approve, on an advisory basis, the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
20,464,510	827,751	723,474	34,812,502

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P.
By Cedar Fair Management, Inc., General Partner

Date:	May 24, 2021	By:	/s/ Brian C. Witherow
Brian C. Witherow Executive Vice President and Chief Financial Officer